UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2009
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-50651 (Commission File Number)	33-0734433 (I.R.S. Employer Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On January 13, 2009, Santarus, Inc. (“Santarus”) announced that Schering-Plough HealthCare Products, Inc. (“Schering-Plough”) had received a Complete Response Letter from the U.S. Food and Drug Administration (“FDA”) for its New Drug Application (“NDA”) seeking approval to sell a Zegerid® branded omeprazole/sodium bicarbonate product with the dosage strength of 20 mg of omeprazole in the U.S. over-the-counter (“OTC”) heartburn market.
     The letter outlined questions that the FDA identified during its review of the NDA for OTC Zegerid. As previously disclosed, the NDA for OTC Zegerid was submitted by Schering-Plough in March 2008 under the terms of a license agreement signed in October 2006 for OTC proton pump inhibitor products using Santarus’ proprietary technology.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
     Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: whether the FDA ultimately approves the Schering-Plough NDA in a timely manner or at all; whether, subject to receipt of FDA approval, Schering-Plough is able to generate market demand and acceptance for OTC Zegerid and, in turn, generate sales milestones and royalty payments for Santarus; Schering-Plough’s level of commitment, the potential for termination of the licensing arrangement and other risks related to the licensing arrangement; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.
     You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated January 13, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: January 13, 2009	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 13, 2009